UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 31, 2014

Date of Report (Date of earliest event reported)

GeoTraq Inc.

(Exact name of registrant as specified in its charter)

NEVADA	001-36799	98-0639972
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Westlake Ave N., Suite 607, Seattle, WA		98109
(Address of principal executive offices)		(Zip Code)

(206) 283-1400

Registrant's telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

On December 31, 2014, GeoTraq accepted the resignation of Judson Culter as Chief Financial Officer and Gregory Gotvald as Chief Operations Officer.

Also, on December 31, 2014, Gregg Sullivan consented to and was appointed the Chief Financial Officer of GeoTraq by the board of directors. Mr. Sullivan is also the current Chief Executive Officer of GeoTraq.

The board of directors of GeoTraq currently consists of Gregg Sullivan as the sole director.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GeoTraq Inc.
(Registrant)

Date: December 31, 2014	By: /s/ Gregg Sullivan
Name: Gregg Sullivan
Title: President and Chief Executive Officer

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